UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2009

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

During the fourth quarter of 2009, IAC/InterActiveCorp (the “Company” or the “Registrant”) renamed and realigned its reportable segments.  The Company’s Media & Advertising segment has been renamed “Search”, and its Emerging Businesses segment has been renamed “Media & Other.”  Evite has been moved from the Search segment (formerly Media & Advertising) to the Media & Other segment (formerly Emerging Businesses).  Attached and incorporated herein by reference as Exhibit 99.1 is certain financial information of the Company reflecting the change in the Company’s reportable business segments.  This supplemental financial information is being furnished by the Registrant pursuant to Regulation FD.  The information set forth in Exhibit 99.1 refers to non-GAAP measures within the meaning of Regulation G.  Additional information regarding those non-GAAP measures can be found in the Registrant’s public filings.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Supplemental financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Senior Vice President and General Counsel

Date: December 21, 2009